EXECUTION VERSION
OMNIBUS AMENDMENT AND AMENDMENT NO. 6
to
THIRD AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT
This OMNIBUS AMENDMENT AND AMENDMENT NO. 6 TO THIRD AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT (this “Amendment”), dated as of May 17, 2024, is entered into by and among Greif Receivables Funding LLC, a Delaware limited liability company, as seller (the “SPV”), Container Life Cycle Management LLC, a Delaware limited liability company, Lee Container, LLC, a Georgia limited liability company (“Lee Container”), Lee Container Iowa, LLC, an Iowa limited liability company, Greif Packaging LLC, a Delaware limited liability company (“GP”), Delta Petroleum Company, Inc., a Louisiana corporation, American Flange & Manufacturing Co. Inc., a Delaware corporation, Caraustar Mill Group, Inc., an Ohio corporation, Caraustar Industrial and Consumer Products Group, Inc., a Delaware corporation, Caraustar Recovered Fiber Group, Inc., a Delaware corporation, The Newark Group, Inc., a New Jersey corporation, Caraustar Consumer Products Group, LLC, a Delaware limited liability company, Cascade Paper Converters Co., a Michigan corporation, as originators (each, an “Originator” and collectively, the “Originators”), GP, as servicer (in such capacity, the “Servicer”), Bank of America, N.A. (“BANA”), as the agent (in such capacity, the “Agent”), a Committed Investor, a Managing Agent and an Administrator, MUFG Bank, Ltd. (“MUFG”), as a Committed Investor, a Managing Agent and an Administrator, Gotham Funding Corporation (“GFC”), as a Conduit Investor, The Toronto Dominion Bank (“TDB”), as a Committed Investor, a Managing Agent and an Administrator, Computershare Trust Company of Canada (“CTCC”), in its capacity as trustee of Reliant Trust, by its U.S. Financial Services Agent, The Toronto Dominion Bank, as a Conduit Investor, GTA Funding LLC (“GTA”), as a Conduit Investor and solely with respect to Section 6.10, Greif, Inc.

RECITALS
WHEREAS, the SPV, the Servicer, the Originators, BANA, MUFG, TDB and CTCC have entered into that certain Third Amended and Restated Transfer and Administration Agreement, dated as of September 24, 2019 (as amended by that certain Amendment No. 1 to Third Amended and Restated Transfer and Administration Agreement, dated as of September 24, 2020, that certain Amendment No. 2 to Third Amended and Restated Transfer and Administration Agreement, dated as of February 10, 2021, that certain Amendment No. 3 to Third Amended and Restated Transfer and Administration Agreement, dated as of May 26, 2021, that certain Amendment No. 4 to Third Amended and Restated Transfer and Administration Agreement, dated as of May 17, 2022, that certain Amendment No. 5 to Third Amended and Restated Transfer and Administration Agreement, dated as of May 17, 2023, and as further amended, supplemented, amended and restated or otherwise modified through the date hereof, the “TAA”);
WHEREAS, East Texas Lee Container, L.P. (“East Texas”), as an originator, Lee Container, as an Originator, and other originators from time to time party thereto (each, an “Originator” and collectively, the “Originators”) and the SPV entered into that certain Third

Amended and Restated Sale Agreement, dated as of September 24, 2019 (as amended by that certain Amendment No. 1 to Third Amended and Restated Sale Agreement, dated as of May 17, 2023, and as further amended, supplemented, amended and restated or otherwise modified through the date hereof, the “Sale Agreement” and, together with the TAA and the Transaction Documents (as defined in the TAA), the “Assumed Documents”);
WHEREAS, East Texas merged with and into Lee Container on July 1, 2023 (the date such merger is consummated, the “Merger Effective Date”), with Lee Container being the survivor of such merger;
WHEREAS, Lee Container desires to confirm it has assumed the obligations of East Texas as an Originator, as of the Merger Effective Date, under the Assumed Documents;
WHEREAS, following the confirmation of the assumption, Lee Container confirms it has assumed the foregoing East Texas’s obligations as an Originator, as of the Merger Effective Date, and shall perform East Texas’s obligations as an Originator in accordance with the terms of the Assumed Documents;
WHEREAS, in connection with this Amendment, the SPV, the Agent, BANA, MUFG, GFC, TDB, CTCC and GTA are entering into that certain fee letter agreement, dated as of the date hereof (“Seventh A&R Fee Letter”); and
WHEREAS, the parties hereto wish to make certain amendments to the TAA, the Sale Agreement, the Disclosure Letter, the Notice Letter and the Guaranty as set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the TAA, the parties hereto agree as follows:
SECTION 1. Definitions. All capitalized terms used but not defined herein have the meanings provided in the TAA.
SECTION 2. Amendments to Transaction Documents
2.1.Amendment to the TAA. The TAA and the Exhibits and Schedules thereto are hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Schedule 1 hereto.
2.2.Amendment to the Sale Agreement. The Sale Agreement and the Exhibits and Schedules thereto are hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Schedule 2 hereto.
2.3.Amendment to the Disclosure Letter. The Disclosure Letter and the Exhibits and Schedules thereto are hereby amended to delete the stricken text (indicated textually in the same
2

manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Schedule 3 hereto.
2.4.Amendment to the Notice Letter. The Notice Letter Agreement and the Exhibits and Schedules thereto are hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Schedule 4 hereto.
2.5.Amendment to the Guaranty. The Guaranty and the Exhibits and Schedules thereto are hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Schedule 5 hereto.
SECTION 3. Assumption of the Obligations of the East Texas.
3.1.Lee Container hereby agrees that, as of the Merger Effective Date, Lee Container became the successor in interest to East Texas (the “Assumption”).
3.2.In accordance with Section 6.3(d) and Section 9.7 of the Sale Agreement, as of the Merger Effective Date, Lee Container assumed (x) all of the rights, duties and obligations of East Texas as an Originator under the Sale Agreement, including those duties and obligations existing and not yet completed by East Texas as of the Merger Effective Date (the “East Texas Sale Agreement Obligations”), and (y) responsibility for the due and punctual performance and observance of the East Texas Sale Agreement Obligations.
3.3.In accordance with Section 11(a) of the TAA, as of the Merger Effective Date, Lee Container (x) assumed all of the rights, duties and obligations of East Texas as an Originator under the TAA, (y) agreed to act as an Originator in respect of the rights, duties and obligations of East Texas under the TAA (the “East Texas TAA Obligations”), and (z) assumed responsibility for the due and punctual performance and observance of the East Texas TAA Obligations.
3.4. Pursuant to Sections 6.3(d) and 9.7 of the Sale Agreement and Section 11(a) of the TAA, the Managing Agents acknowledge and consent to the Assumption.
SECTION 4. Commitments. The parties hereto hereby agree that the Commitment of each Committed Investor, after giving effect to the amendments set forth in Section 2, shall be set forth on Schedule 6 attached hereto.
SECTION 5. Conditions Precedent. This Amendment shall become effective (the “Effective Date”) upon the satisfaction of the following: (i) receipt by the Agent of a counterpart (or counterparts) of this Amendment, duly executed by each of the parties hereto or other evidence satisfactory to the Agent of execution and delivery by such parties, (ii) receipt by the
3

Agent of a counterpart (or counterparts) of the Seventh A&R Fee Letter, duly executed by each of the parties thereto or other evidence satisfactory to the Agent of execution and delivery by such parties and (iii) payment to the Agent, for the benefit of the Managing Agent of each Investor Group, on behalf of the Investors in such Investor Group, of an extension fee in an amount equal to the product of (A) 0.05% and (B) the Commitment of the Committed Investors in such Managing Agent’s Investor Group immediately after giving affect to this Amendment.
SECTION 6. Miscellaneous.
6.1.Representations and Warranties. (i) Each of the SPV, each Originator and the Servicer hereby represents and warrants that this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally (whether at law or equity), (ii) the SPV hereby represents and warrants that upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist and (iii) each of the SPV, each Originator and the Servicer hereby represents and warrants that the representations and warranties of such Person set forth in the TAA and any other Transaction Document are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) as of the date hereof as though made on and as of such day (unless such representations and warranties specifically refer to a previous day, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such previous day).
6.2.References to TAA. Upon the effectiveness of this Amendment, each reference in the TAA to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument or agreement executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.
6.3.Effect on TAA. Except as specifically amended above, the TAA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. This Amendment does not constitute a novation or termination of the Aggregate Unpaids under the TAA as in effect immediately prior to the effectiveness of this Amendment and which remain outstanding.
6.4.No Waiver. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Investor under the TAA or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
6.5.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (without reference to the conflicts of law
4

principles thereof other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).
6.6.Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
6.7.Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.
6.8.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery by facsimile or other electronic means of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.
6.9.Transaction Document. This Amendment shall be a Transaction Document under the TAA for all purposes.
6.10.Reaffirmation of Guaranty. Greif, Inc. hereby consents to the terms of this Amendment, confirms that its obligations under the Guaranty remain unaltered and in full force and effect and hereby reaffirms, ratifies and confirms the terms and conditions of the Guaranty.
[SIGNATURE PAGES FOLLOW]
5

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GREIF RECEIVABLES FUNDING LLC
/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President, Treasurer

GREIF PACKAGING LLC,
Individually, as an Originator and as the Servicer
/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President, Treasurer

DELTA PETROLEUM COMPANY, INC.,
as an Originator
/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President, Treasurer

AMERICAN FLANGE & MANUFACTURING CO. INC.,
as an Originator
/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President, Treasurer

CARAUSTAR MILL GROUP, INC.,
as an Originator
/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President, Treasurer

CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC.,
as an Originator
/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President, Treasurer
        Amendment No. 6 to Third A&R Transfer and
        Administration Agreement

CARAUSTAR RECOVERED FIBER GROUP, INC.,
as an Originator
/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President, Treasurer

THE NEWARK GROUP, INC.,
as an Originator
/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President, Treasurer

CARAUSTAR CONSUMER PRODUCTS GROUP, LLC,
as an Originator
/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President, Treasurer

CASCADE PAPER CONVERTERS CO.,
as an Originator
/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President, Treasurer

CONTAINER LIFE CYCLE MANAGEMENT LLC,
as an Originator
/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President, Treasurer

        Amendment No. 6 to Third A&R Transfer and
        Administration Agreement

LEE CONTAINER, LLC,
as an Originator
/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President, Treasurer

LEE CONTAINER IOWA, LLC,
as an Originator
/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President, Treasurer

        Amendment No. 6 to Third A&R Transfer and
        Administration Agreement

BANK OF AMERICA, N.A.,
as a Committed Investor, a Managing Agent and an Administrator for the BANA Investor Group and the Agent
/s/ ROSS GLYNN
Name: Ross Glynn
                        Title: Senior Vice President

        Amendment No. 6 to Third A&R Transfer and
        Administration Agreement

MUFG BANK, LTD.,
as a Committed Investor, a Managing Agent and an Administrator

/s/ ERIC WILLIAMS
Name: Eric Williams
                        Title: Managing Director

GOTHAM FUNDING CORPORATION, as a Conduit Investor for the MUFG Investor Group

/s/ KEVIN J. CORRIGAN
Name: Kevin J. Corrigan
                        Title: Vice President

        Amendment No. 6 to Third A&R Transfer and
        Administration Agreement

THE TORONTO DOMINION BANK,
as a Committed Investor, a Managing Agent and an Administrator for the TD Bank Investor Group

/s/ LUNA K. MILLS
Name: Luna K. Mills
                        Title: Managing Director

COMPUTERSHARE TRUST COMPANY OF CANADA, in its capacity as trustee of RELIANT TRUST, by its U.S. Financial Services Agent, THE TORONTO DOMINION BANK, as a Conduit Investor for the TD Bank Investor Group

/s/ LUNA K. MILLS
Name: Luna K. Mills
                        Title: Managing Director

GTA FUNDING LLC, as a Conduit Investor for the TD Bank Investor Group

/s/ KEVIN J. CORRIGAN
Name: Kevin J. Corrigan
                        Title: Vice President

        Amendment No. 6 to Third A&R Transfer and
        Administration Agreement

Solely with respect to Section 6.10:

GREIF, INC.
/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President, Treasurer

        Amendment No. 5 to Third A&R Transfer and
        Administration Agreement

SCHEDULE 1

AMENDED TAA

[See attached]

SCHEDULE 2

AMENDED SALE AGREEMENT

[See attached]

SCHEDULE 3

AMENDED DISCLOSURE LETTER

[See attached]

SCHEDULE 4

AMENDED NOTICE LETTER AGREEMENT

[See attached]

SCHEDULE 5

AMENDED GUARANTY

[See attached]

SCHEDULE 6

COMMITMENTS

Committed Investor	Commitment
Bank of America, N.A.	$136,000,000
MUFG Bank, Ltd.	$82,000,000
The Toronto Dominion Bank	$82,000,000